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FIRST AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

This FIRST AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of August 19, 1997 is among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor'), and NATIONSBANK, N.A. as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

PRELIMINARY STATEMENTS:

1.The Company, the Transferor, the Bank Investors, and the Agent have entered into a Transfer and Administration Agreement dated as of August 14, 1996, (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Transfer and Administration Agreement).

2.The Transferor has requested certain amendments to the Transfer and Administration Agreement.

3.The Company is, on the terms and conditions stated below, willing to grant such requests of the Transferor.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Transfer and Administration Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Transfer and Administration Agreement is hereby amended as follows:

(a)In Section 1.1 the definition of "Commitment Termination Date" shall be amended such that the reference to the date appearing in such definition shall be amended to read "August 12, 1998.",

(b)In Section 1.1 the definition of "Facility Limit" shall be deleted in its entirety and replaced with the following:

"Facility Limit" shall mean $200,000,000; provided that such amount may not at any time exceed the aggregate Commitments at any time in effect; provided, further, that from and after the Termination Date the Facility Limit shall at all times equal the Class A Invested Amount plus the aggregate Interest Component of all outstanding Related Commercial Paper.

(c)Section 2.2 (a) (i) shall be deleted in its entirety and replaced with the following:

such Additional Class A Invested Amount shall not cause the Net Investment plus the Interest Component of all outstanding Related Commercial Paper to eexceed the Facility Limit





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Section 2. Conditions to Effectiveness. This Amendment shall become effective when the Company has executed this Amendment and has received counterparts of this Amendment executed by the Transferor, the Collection Agent, the Bank Investors, and the Agent.

Section 3. Representations and Warranties.

(a) Authority. The Transferor, the Bank Investors, and the Agent each has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Transfer and Administration Agreement (as modified hereby) to which it is a party. The execution, delivery and performance by the Transferor, the Bank Investors, and the Agent of this Amendment and the performance of the Transfer and Administration Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by the Transferor, the Bank Investors, and the Agent. This Amendment (as modified hereby) is the legal, valid and binding obligation of the Transferor, the Bank Investors, and the Agent, enforceable against the Transferor, the Bank Investors, and the Agent in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in the Transfer and Administration Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)	No Termination Event. No event has occurred and is continuing that constitutes a Termination Event.

Section 4. Reference to and Effect on the Transfer and Administration
Agreement.

(a) Except as specifically amended and modified above, the Transfer and Administration Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as waiver of any right, power or remedy of the Company under the Transfer and Administration Agreement, nor constitute a waiver of any provision of the Transfer and Administration Agreement.

Section 5. Execution in Counterparts. This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 6. Successors and Assigns.

This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided,

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however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

Section 7. Governing Law

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


Section 8. Severability.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   ENTERPRISE FUNDING CORPORATION,
                                   as Company

                                   By:  /s/      Stewart L. Cutler
                                   -------------------------------
                                   Name:  Stewart L. Cutler
                                   Title: Vice President


                                   NORDSTROM NATIONAL CREDIT BANK,
                                   as Transferor

                                   By:  /s/      John C. Walgamott
                                   -------------------------------
                                   Name:  John C. Walgamott
                                   Title: President













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                                   NATIONSBANK, N.A.,
                                   as Agent and Bank Investor

                                   By:  /s/      Michelle M. Heath
                                   -------------------------------
                                   Name:  Michelle M. Heath
                                   Title: Senior Vice President

                                   ABN AMRO BANK N.V., SEATTLE BRANCH
                                   as Agent and Bank Investor

                                   By:  /s/ Lee Lee Miao / Leif H. Olsson
                                   ----------------------------------------
                                   Name:  Lee Lee Miao / Leif H. Olsson
                                   Title: Vice President/Senior Vice President

                                   BANK OF AMERICA, N.T. & S.A.
                                   as Bank Investor

                                   By:  /s/              Albert K. Yoshmura
                                   ----------------------------------------
                                   Name:  Albert K. Yoshmura
                                   Title: as Attorney-in-Fact

                                   BANK OF MONTREAL
                                   as Bank Investor

                                   By:  /s/                    D. W. Rourke
                                   ----------------------------------------
                                   Name:  D. W. Rourke
                                   Title: Director

                                   MORGAN GUARANTY TRUST COMPANY OF NEW
                                   YORK
                                   as Bank Investor

                                   By:  /s/               Robert L. Barrett
                                   ----------------------------------------
                                   Name:  Robert L. Barrett
                                   Title: Vice President















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